UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2017

FIDELITY & GUARANTY LIFE
(Exact name of registrant as specified in its charter)

Delaware	001-36227	46-3489149
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Ruan Center 601 Locust Street, 14th Floor Des Moines, IA		50309
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (800) 445-6758
Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

The following information, including the Exhibits referenced in this Item 2.02, is being furnished pursuant to this Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On November 15, 2017, Fidelity & Guaranty Life (the “Company”) issued a press release announcing its results of operations for the quarter ended September 30, 2017. A copy of the press release is furnished as Exhibit 99.1 to this Report. In addition, the Company is including as Exhibit 99.2 to this report the related quarterly financial supplement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Fidelity & Guaranty Life dated November 15, 2017
99.2	Financial Supplement of Fidelity & Guaranty Life dated November 15, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIDELITY & GUARANTY LIFE

/s/ Eric L. Marhoun
Eric L. Marhoun
Executive Vice President, General Counsel and Secretary

Dated: November 15, 2017